UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)

ING VARIABLE PRODUCTS TRUST
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ING VP FINANCIAL SERVICES PORTFOLIO

(800) 992-0180

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

July 22, 2008

Dear Contract Holder/Plan Participant:

On behalf of the Board of Trustees of ING Variable Products Trust (the “Board”), I invite you to a special meeting of shareholders (the “Special Meeting”) of ING VP Financial Services Portfolio (the “Portfolio”) to be held at 10:00 a.m., local time, on August 14, 2008, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  Formal notice of the Special Meeting appears on the next page, followed by the proxy statement (the “Proxy Statement”).  Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Portfolio and to you as a shareholder.

At the Special Meeting, shareholders of the Portfolio will be asked to approve the Plan of Liquidation and Dissolution for the Portfolio, providing for the liquidation and dissolution of the Portfolio (the “Proposal”).

The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.  After careful consideration, the Board approved the Proposal, and recommends that shareholders vote “FOR” the Proposal.

If the Proposal is approved by shareholders of the Portfolio and you have not elected to move your contract/account value to a new investment option prior to the liquidation of the Portfolio, upon the liquidation of the Portfolio, your contract/account value will be reinvested in either ING Lehman Brothers U.S. Aggregate Bond Index Portfolio or one of two money market funds, namely ING VP Money Market Portfolio or ING Liquid Assets Portfolio.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take the time to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than 5:00 p.m., local time, on August 13, 2008.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING VP FINANCIAL SERVICES PORTFOLIO

(800) 992-0180

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

TO BE HELD ON AUGUST 14, 2008

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (“Special Meeting”) of  ING VP Financial Services Portfolio (the “Portfolio”) is scheduled for August 14, 2008, at 10:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 for the following purposes:

1.             To approve the Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of the Portfolio.

2.             To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on May 16, 2008 are entitled to notice of, and to vote at, the Special Meeting.  Your attention is called to the accompanying proxy statement.  Regardless of whether you plan to attend the Special Meeting or any adjournment thereof, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, THE ENCLOSED VOTING INSTRUCTIONS CARD, so that a quorum will be present and a maximum number of shares may be voted.  Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Trustees,

Huey P. Falgout, Jr.
Secretary

Dated: July 22, 2008

PROXY STATEMENT

July 22, 2008

ING Variable Products Trust

ING VP Financial Services Portfolio

TABLE OF CONTENTS

Introduction	1

The Proposal	4

Additional Information Regarding the Proxy Solicitation	8

Appendix A—Summary Information of ING Lehman Brothers U.S. Aggregate Bond Index Portfolio, ING VP Money Market Portfolio and ING Liquid Assets Portfolio.	A-1

Appendix B—Security Ownership of Certain Beneficial and Record Owners	B-1

Appendix C—VP Financial Services Portfolio Plan of Liquidation and Dissolution	C-1

Appendix D—Number of Shares Outstanding as of the Record Date	D-1

July 22, 2008

ING VP Financial Services Portfolio

Toll Free: (800) 992-0180

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

SPECIAL MEETING OF SHAREHOLDERS

Scheduled for August 14, 2008

INTRODUCTION

Why is the Special Meeting Being Held?

The Board of Trustees (the “Board”) of ING Variable Products Trust (the “Trust”) on behalf of ING VP Financial Services Portfolio (the “Portfolio”) is sending this proxy statement (“Proxy Statement”), the attached Notice of Special Meeting and the enclosed Voting Instructions Card on or about July 22, 2008.  At the special meeting (the “Special Meeting”), shareholders of the Portfolio will be asked to approve the Plan of Liquidation and Dissolution of the Portfolio, providing for the liquidation and dissolution of the Portfolio (the “Proposal”).  Finally, the Special Meeting is being held to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Why did you send me this booklet?

This booklet includes a Proxy Statement and one Voting Instructions Card for the Portfolio in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting for the Portfolio.

Shares of the Portfolio have been purchased by you through your qualified retirement plan (“Qualified Plans”) or, at your direction by your insurance company, through its separate accounts (“Separate Accounts”) to serve as investment options under your variable annuity contract or, if you are a qualified plan participant (“Plan Participant”), through your Qualified Plan.

The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.  For a pension plan, this usually means the trustee for the plan.  Shares of the Portfolio are available as investment options in variable annuity contracts issued by an insurance company (“Variable Contracts”) to individuals and to sponsors of group pension and retirement plans.  Shares of the Portfolio are also offered directly to certain Qualified Plans.  Accordingly, the insurance companies and Qualified Plans or their trustees, as the record owners of the Portfolio’s shares are, in most cases, the true “shareholders” of the Portfolio.  Holders of Variable Contracts (“Variable Contract Holders”) that are registered with the U.S. Securities and Exchange Commission (“SEC”) generally have the right to instruct the insurance company that issued the Variable Contract on how to vote on the Proposal set forth in this Proxy Statement for the Portfolio that they have chosen as an investment option.  For certain Qualified Plans, plan trustees generally exercise voting rights but, in some cases, may pass their voting rights to Plan Participants who will provide instructions on how to vote shares.  Therefore, references to “you” or “shareholders” throughout the proxy materials usually means the persons who can decide how to vote on the Proposal, which includes Variable Contract Holders, and may include pension plan trustees, and in some instances, Plan Participants where they have the right to provide instructions on the shares owned through the plan.

This booklet also includes certain information about ING Lehman Brothers U.S. Aggregate Bond Index Portfolio, ING VP Money Market Portfolio, and ING Liquid Assets Portfolio, a money market fund, as provided in Appendix A.  If the Proposal is approved by shareholders of the Portfolio and you have not elected to move your contract/account value to a new investment option prior to the liquidation of the Portfolio, upon the liquidation of the Portfolio, your contract/account value will be reinvested in either ING Lehman Brothers U.S. Aggregate Bond Index Portfolio, ING VP Money Market Portfolio or ING Liquid Assets Portfolio.  Please see “How are the proposed liquidation plan and related transactions to be effected if the Portfolio’s shareholders approve the Proposal?” on pages 4 and 5 below for more information.

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the Portfolio’s shareholders.

Who is eligible to vote?

Shareholders holding an investment in shares of the Portfolio as of the close of business on May 16, 2008 (the “Record Date”) are eligible to vote or instruct their insurance company or plan trustee as to how to vote their shares.

As of the Record Date, no person owned beneficially more than 5% of any class of the Portfolio, except as set forth in Appendix B.  To the best of the Trust’s knowledge, as of the Record Date, the officers and Trustees beneficially owned, as a group, less than 1% of any class of the Portfolio.

How do I vote?

Variable Contract Holders can instruct their insurance company through which they hold a beneficial interest in the Portfolio as to how to vote by completing, signing and returning the enclosed Voting Instructions Card promptly in the enclosed envelope, or by attending the Special Meeting in person and voting.  Joint owners should each sign the Voting Instructions Card.

Shares of the Portfolio are sold to Separate Accounts and are used as investment options under Variable Contracts.  Variable Contract Holders who select the Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio.  An insurance company that uses the Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders.  Therefore, for Separate Accounts that are registered with the SEC, an insurance company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder.  In the event that any Variable Contract Holders fail to provide voting instructions with respect to Separate Accounts registered with the SEC, the insurance company will vote the shares attributable to those Variable Contract Holders for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account, even if only a small number of Variable Contract Holders provide voting instructions.  The effect of proportional voting is that if a large number of Variable Contract Holders fail to give voting instructions, a small number of Variable Contract Holders may determine the outcome of the vote.

Variable Contract Holders permitted to give instructions to an insurance company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date.  In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

Shares of the Portfolio are also sold directly to the trustees and custodians of certain Qualified Plans.  A trustee or custodian for a Qualified Plan that includes the Portfolio as an investment option, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but in some cases will pass through any voting rights to Plan Participants who have an interest in the Portfolio.  Where a trustee or custodian for a Qualified Plan passes through voting rights to Plan Participants and any Plan Participants fail to give instructions as to how to vote their shares, the trustee or custodian will use proportional voting and vote those shares in proportion to the instructions given by other Plan Participants who voted.  The effect of proportional voting is that if a large number of Plan Participants fail to give voting instructions, a small number of Plan Participants may determine the outcome of the vote.

Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolio and the number of shares for which instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date.  In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instructions Card originally sent with the Proxy Statement or attend the Special Meeting in person.  All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, insurance companies, trustees/custodians, Qualified Plans or participants are described as shareholders for purposes of this Proxy Statement. Shareholders can vote by completing, signing and returning the enclosed Voting Instructions Card promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  To vote by telephone or Internet, follow the voting instructions outlined on your Voting Instructions Card. These options require shareholders to input a control number, which is located on your Voting Instructions Card.  After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.  Joint owners must each sign the Voting Instructions Card.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Voting Instructions Card sent with the Proxy Statement or attend the Special Meeting in person.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on August 14, 2008, at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Portfolio?

Additional information about the Portfolio is available in its prospectus, statement of additional information, semi-annual report, and annual report to shareholders.  Copies of the Portfolio’s annual and semi-annual reports have previously been mailed to shareholders.  This Proxy Statement should be read in conjunction with the annual and semi-annual reports.  You can obtain copies of those reports, without charge, by writing to ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, or by calling (800) 992-0180.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal.

THE PROPOSAL

APPROVAL OF THE PLAN OF LIQUIDATION AND DISSOLUTION OF

ING VP FINANCIAL SERVICES PORTFOLIO

What is the Proposal?

At the Board’s January 31, 2008 meeting, the Board, including those trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the proposed liquidation and dissolution plan of ING VP Financial Services Portfolio and directed that the liquidation plan, providing for the liquidation and dissolution of the Portfolio, be submitted to the Portfolio’ shareholders for approval.  A copy of the form of the liquidation plan, which provides for the complete liquidation of all assets of the Portfolio, is attached to this Proxy Statement as Appendix C.

What are the reasons for the proposed liquidation and dissolution of the Portfolio?

The Portfolio commenced operations on May 3, 2004 and is an insurance-dedicated fund that is offered through ING’s individual Variable Annuity platform (the “VA platform”) and through ING’s defined contribution platform (the “defined contribution platform”).

Since inception, the Portfolio has been less popular with the public than originally anticipated. Public ownership of the Portfolio is very limited, sales have been weak, and the VA platform does not anticipate any future prospects for gathering substantial assets for the Portfolio.  To illustrate, as of March 31, 2008, the Portfolio’s assets under management were only $77.6 million.

Considering that the asset size of the Portfolio is small, Management does not anticipate that the Portfolio will be able to attract sufficient additional assets in the foreseeable future to maintain viability nor does Management anticipate offering the Portfolio through new insurance or retirement products.  Furthermore, Management determined that maintaining the Portfolio at its current asset levels would not be beneficial in the long-term to shareholders.  For example, the small asset base of the Portfolio makes it difficult for the Portfolio to take large positions in potentially attractive investment opportunities.  Consequently, Management determined that action should be taken to address the small asset size of the Portfolio.

In evaluating alternatives for the Portfolio, Management considered reorganization and liquidation options for the Portfolio.  Management analyzed a possible merger of the Portfolio with other funds in the ING Funds complex, and concluded that due to the unique investment strategy pursued by the Portfolio, there was no appropriate acquiring fund partner for a merger.  Accordingly, Management recommended and the Board agreed that liquidation and dissolution of the Portfolio represents the most favorable course of action.

How are the proposed liquidation plan and related transactions to be effected if the Portfolio’s shareholders approve the Proposal?

If the liquidation plan is approved by the Portfolio’s shareholders, the liquidation plan will be effective on or about September 5, 2008 (“Effective Date”).  As soon as practicable, but in no event later than September 8, 2008 (the “Liquidation Date”), the Portfolio will be liquidated in accordance with the terms of its liquidation plan.  All portfolio securities of the Portfolio not already converted to cash or cash equivalents will be converted to cash or cash equivalents.

Between the Effective Date and the Liquidation Date (the “Liquidation Period”), the Portfolio will pay, discharge, or otherwise provide for the payment or discharge of, any and all its liabilities and obligations of the Portfolio.  If the Portfolio is unable to pay, discharge or otherwise provide for any of its liabilities during its Liquidation Period, the Portfolio may: (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books as of the

Liquidation Date; and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Portfolio on the Portfolio’s books.

On the Liquidation Date, the Portfolio’s assets will be distributed ratably among its shareholders of record in one or more cash payments which will immediately be reinvested in ING Lehman Brothers U.S. Aggregate Bond Index Portfolio, ING VP Money Market Portfolio and ING Liquid Assets Portfolio, as applicable.  The proportionate interests of shareholders in the assets of the Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on September 5, 2008.  Effective September 5, 2008, the Portfolio’s books will be closed and subject to applicable law, the shareholders’ respective interests in the Portfolio will not be transferable or redeemable.  The first distribution of the Portfolio’s assets is expected to consist of cash representing substantially all the assets of the Portfolio, less the amount reserved to pay creditors of the Portfolio, if any.

As discussed above, the Portfolio is only available as an investment option for Variable Contract Holders through the VA platform and for Plan Participants through the defined contribution platform (who could be investing through a group variable annuity contract).  Prior to the proposed liquidation, Variable Contract Holders and Plan Participants will be provided an opportunity to transfer their assets to the other portfolios available under their Variable Contracts or their Qualified Plans, respectively.  In the event that shareholders approve the liquidation plan of the Portfolio and you have not elected to move your contract/account value to a new investment option prior to the Portfolio’s Liquidation Date, upon the liquidation of the Portfolio, your contract/account value will be reinvested in a default investment option as follows:

•                  If you hold an individual variable annuity contract issued by ING USA Annuity and Life Insurance Company or ReliaStar Life Insurance Company of New York, your contract value will be reinvested in ING Lehman Brothers U.S. Aggregate Bond Index Portfolio;

•                  If you are a participant in a registered group annuity contract or you hold an individual annuity contract issued by ING Life Insurance and Annuity Company, your contract value will be reinvested in ING VP Money Market Portfolio;

•                  If you are a participant in a registered variable annuity contract issued by ReliaStar Life Insurance Company, your contract value will be reinvested in either ING VP Liquid Assets Portfolio (a money market portfolio) or ING VP Money Market Portfolio, depending upon which money market portfolio is available through your contract; and

•                  If you are a participant in an unregistered group variable annuity contract issued by ING Life Insurance and Annuity Company or ReliaStar Life Insurance Company, your contract value will be reinvested in a money market portfolio available to your retirement plan, which is either ING VP Money Market Portfolio or ING VP Liquid Assets Portfolio.

After the liquidation of the Portfolio, you will be provided a notice about this reinvestment and will be informed that you may request the transfer of your contract/account value out of any of these funds pursuant to the terms under your Variable Contract or Qualified Plan and that any of such transfers within 60 days after the Liquidation Date would be free of any applicable transfer restrictions.

Variable Contract Holders and Plan Participants may have other portfolio options through their variable annuity platforms and Qualified Plans, respectively.  If you are a Variable Contract Holder whose Variable Contract includes the Portfolio as an investment option, please consult the product supplement dated June 23, 2008 or call (800) 366-0066 for more information on other investment options available to you and instructions on how to transfer your contract value.  If you are a Plan Participant whose Qualified Plan includes the Portfolio as an investment option, please consult your plan documents or contact your plan administrator for more information on other investment options available to you and instructions on how to transfer your account value.

With respect to Variable Contract Holders, after consulting with the insurance company that issued the pertinent Variable Contracts, Management has advised that the liquidation of the Portfolio will not have an impact on a Variable Contract Holder’s right to transfer contract values among and between other investment options offered under their Variable Contracts.  A Variable Contract Holder would be able to transfer contract values out of any sub-account invested in the Portfolio free of any charges at any time.  In connection with the liquidation of the Portfolio, any such transfer out of the Portfolio or any of the default investment options described above within a period beginning 60 days before, and ending 60 days after, the Liquidation Date will not be counted for the purposes of applying any excessive trading policies.  After consulting with the insurance company that issued the pertinent Variable Contracts, Management has advised that the liquidation of the Portfolio will not alter a Variable Contract Holder’s rights or the obligations of the insurance company to that Variable Contract Holder.  In addition, if the liquidation plan is adopted, Variable Contract Holders will continue to have the same rights they previously had to withdraw contract values allocated to the Portfolio under their Variable Contracts.  Withdrawal of contract value may involve other charges (e.g., surrender charges) and other adverse consequences under the terms of the Variable Contracts, and Variable Contract Holders should consult the prospectus for their Variable Contract.

Information About ING Lehman Brothers U.S. Aggregate Bond Index Portfolio, ING VP Money Market Portfolio and ING Liquid Assets Portfolio

Appendix A contains certain information about ING Lehman Brothers U.S. Aggregate Bond Index Portfolio, ING VP Money Market Portfolio and ING Liquid Assets Portfolio, including a table comparing current operating expenses between the Portfolio and these funds.  This information is summary in nature, and you should consult the prospectuses for ING Lehman Brothers U.S. Aggregate Bond Index Portfolio, ING VP Money Market Portfolio and ING Liquid Assets Portfolio for more complete information about these funds.  In connection with the liquidation of the Portfolio, you will receive a prospectus of ING Lehman Brothers U.S. Aggregate Bond Index Portfolio, ING VP Money Market Portfolio or ING Liquid Assets Portfolio if your contract/account value is reinvested in any of these funds, as applicable.  There is no assurance that ING Lehman Brothers U.S. Aggregate Bond Index Portfolio, ING VP Money Market Portfolio or ING Liquid Assets Portfolio will perform as expected or achieve its investment objective.

More detail information about ING Lehman Brothers U.S. Aggregate Bond Index Portfolio, ING VP Money Market Portfolio and ING Liquid Assets Portfolio is available in each corresponding fund’s statement of additional information, semi-annual report, and annual report to shareholders.  The copies of each fund’s prospectus, statement of additional information, and semi-annual and annual reports can be obtained, without charge, by writing to ING Funds,

Are there any Federal income tax consequences?

Liquidation of the Portfolio will not result in tax implications for the Portfolio or the Variable Contract Holders because the Portfolio is held in variable annuity products.  However, withdrawals of contract value from a Variable Contract may have adverse tax consequences, and you should consult your tax adviser before making such withdrawals.

Who pays the costs of the Portfolio’s liquidations?

ING Investments, LLC (“ING Investments” or the “Adviser”), the Portfolio’s investment adviser, or an affiliate, will bear the costs of the Portfolio’s liquidation including the expense of soliciting the Portfolio’s shareholders for approval of the Portfolio’s liquidation plan.  However, the Portfolio will bear the transaction costs  (i.e., commissions) associated with the liquidation of the Portfolio’s securities.

What is the required vote?

Approval of the Proposal by the Portfolio’s shareholders requires an affirmative vote of a majority of the votes cast that are entitled to vote on this proposal.

What happens if the Portfolio’s shareholders do not approve the Proposal?

If the Portfolio’s shareholders do not approve the Proposal, the Portfolio will continue to be managed in accordance with its current investment objective and policies, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that the Proposal is in the best interests of the Portfolio and its shareholders.  In making this determination, the Board took into account materials presented to the Board in advance of its January 31, 2008 meeting, including a memorandum from Management discussing Management’s rationale for proposing the liquidation plan of the Portfolio.  After consideration of these materials and factors and information it considered relevant, the Board, including all of the Independent Trustees present at the Board’s January 31, 2008 meeting, approved the Proposal and voted to recommend its approval to shareholders of the Portfolio.  The Board is recommending that shareholders vote “FOR” the Proposal to approve the liquidation plan of the Portfolio.

ADDITIONAL INFORMATION REGARDING THE PROXY SOLICITATION

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders.  Please complete and execute your Voting Instructions Card.  If you followed the instructions when you voted, your proxies will vote your shares as you have directed.  If you submitted your Voting Instructions Card but did not vote on the Proposal, the persons named as proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, the persons named as proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

I want to attend the Special Meeting and vote in person.  How do I do this?

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

What are the voting rights and the quorum requirements?

May 16, 2008 has been chosen by the Board as the Record Date.  Each share of each class of the Portfolio is entitled to one vote and each fractional share of each class is entitled to a proportionate fractional vote.  The Portfolio’s shareholders at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting, and any adjournment(s) or postponements thereof, with respect to their shares owned as of the Record Date.

The holders of a majority of outstanding shares as of the Record Date present in person or represented by proxy constitute a quorum for the Trust for the transaction of business at the Special Meeting with respect to the Portfolio.

A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to the Proposal.  A majority of the shareholders present in person or proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii) in the event that a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes.  The persons named in the enclosed proxies will vote (1) in favor of such adjournment with respect to those proxies in which they are entitled to vote in favor of the Proposal; (2) against any adjournments with respect to those proxies in which they are required to vote against the Proposal; and (3) will not vote any proxies that direct them to abstain from voting on the Proposal.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum.  With respect to the Proposal, the Trust counts abstentions as votes against while broker non-votes are disregarded.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Portfolio a written revocation or a duly executed Voting Instructions Card bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying Voting Instructions Card will vote as directed by the shareholder under the Voting Instructions Card, but the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not currently known to the Board that may be presented at the Special Meeting.

Who are the service providers to the Portfolio?

ING Investments serves as investment adviser to the Portfolio.  ING Funds Distributor, LLC (the “Distributor”) serves as the Portfolio’s distributor and ING Funds Services, LLC (the “Administrator”) serves as the Portfolio’s administrator. The principal office of the Adviser, the Distributor and the Administrator, is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona  85258-2034.  The Adviser, the Distributor and the Administrator, are all indirect, wholly owned subsidiaries of ING Groep N.V. (“ING Groep”), which is located at Amstelveensesweg 500 1081 KL Amsterdam, P.O. Box 810,1000 AV Amsterdam, The Netherlands and are affiliated with one another.  ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees.  Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

May shareholders send communications to the Board?

Shareholders may send communications to the Board, a committee thereof, or an individual trustee.  Such communications should be sent to the Portfolio’s Secretary at the address on the front of this Proxy Statement.

Can shareholders submit proposals for consideration in a proxy statement?

The Trust is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  A shareholder proposal unrelated to the election of trustees or a shareholder proposal concerning the election of trustees to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that your vote at the Special Meeting may be counted, prompt execution and return of the enclosed Voting Instructions Card is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the Internet.  Please follow the voting instructions as outlined on your Voting Instructions Card.

Huey P. Falgout, Jr.
Secretary

July 22, 2008

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

APPENDIX A

SUMMARY INFORMATION OF

ING LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX PORTFOLIO,

ING VP MONEY MARKET PORTFOLIO

AND ING LIQUID ASSETS PORTFOLIO

The following information is extracted from the April 28, 2008 prospectus of ING VP Financial Services Portfolio (“VP Financial Services”), a series of ING Variable Products Trust, the March 4, 2008 prospectus of ING Lehman Brothers U.S. Aggregate Bond Index Portfolio (“LB U.S. Aggregate Bond Index”), a series of ING Variable Portfolios, the April 28, 2008 prospectus of ING VP Money Market Portfolio (“VP Money Market”), a series of ING VP Money Market Portfolio, and the April 28, 2008 prospectus of ING Liquid Assets Portfolio (“Liquid Assets”), a series of ING Investors Trust.  Variable Contract Holders or Plan Participants should review the prospectuses of ING Lehman Brothers U.S. Aggregate Bond Index Portfolio, ING VP Money Market Portfolio and ING Liquid Assets Portfolio carefully before making any investment decisions with respect to these funds.

Annual Portfolio Operating Expenses

(% of average daily net assets)

	VP Financial Services		LB U.S. Aggregate Bond Index		VP Money Market		Liquid Assets
FUND	Class I	Class S	Class I	Class S	Class I	Class S	Class I	Class S
Management Fees	0.75%	0.75%	0.32%	0.32%	0.25%	0.25%	0.27%	0.27%
Distribution and Services (12b-1) Fees	—	0.25%	—	0.25%	—	0.25%	—	0.25%
Other Expenses	0.17%	0.17%	0.20%	0.20%	0.08%(3)	0.08%(3)	0.01%	0.01%
Total Portfolio Operating Expenses	0.92%	1.17%	0.52%(2)	0.77%(2)	0.33%	0.58%	0.28%	0.53%
Waivers, Reimbursement, and Recoupment	(0.12)%(1)	(0.12)%(1)	(0.07)%(1)	(0.07)%(1)	—	—	—	—
Net Portfolio Operating Expenses	0.80%	1.05%	0.45%	0.70%	0.33%	0.58%	0.28%	0.53%

(1)

ING Investments, LLC has entered into a written expense limitation agreement with VP Financial Services and LB U.S. Aggregate Bond Index under which it will limit expenses of the Portfolios, excluding interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses, subject to possible reimbursement or recoupment by ING Investments, LLC within three years.  The amount of each Portfolio’s expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading Waivers, Reimbursements and Recoupments.  The expense limits will continue through at least May 1, 2009. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the then-current term or upon termination of the investment management agreement.

(2)

Includes an estimated 0.01% of non-recurring offering expenses, respectively.  Excluding this amount Total Portfolio Operating Expenses for Class I and Class S of LB U.S. Aggregate Bond Index would have been 0.51% and 0.76% respectively.

(3)	ING Funds Services, LLC receives an annual administration fee equal to 0.055% on the first $5 billion of daily net assets and 0.03% of daily net assets thereafter of VP Money Market.

ING LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks investment results (before fees and expenses) that correspond to the total return of the Lehman Brothers U.S. Aggregate Bond Index® (“Index”).  The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio normally invests at least 80% of its assets, plus borrowings for investment purposes, in a portfolio of investment grade debt securities, rated at least A by Moody’s Investors Service, Inc. or rated at least A by Standard & Poor’s Rating Group, or of comparable quality if unrated, included in the Index, derivatives whose economic returns are, by design closely equivalent to the returns of the Index or its components and exchange-traded funds.  The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. To Be Announced (“TBA”) purchase commitments shall be deemed included in the Index upon entering into the contract for the TBA if the underlying securities are included in the Index.

The Portfolio invests principally in bonds and employs a “passive management” approach designed to track the performance of the Index, which is an unmanaged index of publicly issued investment grade

U.S. government, mortgage-backed, asset-backed and corporate debt securities. The Portfolio uses quantitative techniques to match the expected return of the Index for changes in spreads and interest rates.  The process results in the Portfolio that will hold debt securities in proportions that differ from those represented in the Index.  The Portfolio maintains a weighted average effective duration within one year on either side of the duration of the Index, which generally ranges between 3.5 and 6 years.

Generally, the Portfolio will not hold all of the same debt securities as the Index.  The Portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt securities in the Index and to provide fixed-income exposure to the Portfolio’s cash position.  Although the Portfolio attempts to closely track the performance of the Index, the Portfolio does not always perform exactly like the Index.  Unlike the Index, the Portfolio has operating expenses, and transaction costs and therefore, has a performance disadvantage versus the Index.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

The Portfolio will engage in frequent and active trading of portfolio securities to achieve its investment objective.

PRINCIPAL RISKS

Credit Risk. The Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.  This is especially true during periods of economic uncertainty or economic downturns.  The Portfolio may be subject to more credit risk than other funds, because it may invest in high-yield debt securities, which are considered predominantly speculative with respect to the issuer’s continuing ability to meet interest and principal payments.

Convertible Securities Risk. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions.  The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.  Convertible securities are often lower rated securities.  The Portfolio may be required to redeem or convert a convertible security before the holder would otherwise choose to do so.

Derivatives Risk. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets.  Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed.  These may include swap agreements, options, forwards and futures.  Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.  Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument.  In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause the Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value.  A risk of using derivatives is that the Portfolio’s adviser or sub-adviser might imperfectly judge the market’s direction.  For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Index Strategy Risk.  The Portfolio may use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.  The correlation between the Portfolio and an index performance may be affected by the Portfolio’s expenses, and the timing of purchases and redemptions of the Portfolio’s shares.

Investment by Funds-of-Funds Risk.  The Portfolio’s shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family.  In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds.  From time to time, the Portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management.  For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so.  These transactions could also increase transaction costs or portfolio turnover.  The Portfolio’s adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio and funds of funds as a result of these transactions.  So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Mortgage-Related Securities Risk.  Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity.  Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities.  The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase.  Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities.  In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Portfolio.  Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus are subject to risk of default.

Interest Rate Risk.  Fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall.  Economic and market conditions may cause issuers to default or go bankrupt.  High-yield instruments are even more sensitive to economic and market conditions than other fixed-income securities.

Other Investment Companies Risk.  The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.  These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others.  ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depository Receipts (“SPDRs”), PowerShares QQQ™ (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”).  The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease.  The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.  Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.  Additional risks of investments in ETF’s include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide ‘‘circuit breakers’’ (which are tied to large decreases in stock prices) halts trading generally.  Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reason, the Portfolio may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”).  The Portfolio’s purchase of shares of an ING Money Market Fund will result in the Portfolio paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio’s Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio invests resulting from the Portfolio’s investment into the ING Money Market Fund.

Prepayment.  The Portfolio may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled.  If interest rates are falling, the Portfolio will be forced to reinvest this money at lower yields.

Price Volatility.  The value of the Portfolio changes as the prices of its investments go up or down.  Debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably.  Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

U.S. Government Securities Risk.  Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury.  No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

Lending Portfolio Securities Risk.  In order to generate additional income, the Portfolio may lend portfolio securities in an amount up to 33 1/3% of total Portfolio assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities.  When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Portfolio Turnover Risk.  The Portfolio is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective.  A high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, which may have an adverse affect on the performance of the Portfolio.

ING VP Money Market Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market investments. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will operate as a diversified fund and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt securities that are determined by the Sub-Adviser to present minimal credit risks. The Portfolio may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the Portfolio will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, the Sub-Adviser may manage the Portfolio more conservatively than if it was not rated.

Portfolio investments of the Portfolio are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”). Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Portfolio may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Portfolio will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests and medium-term notes; (iii) other money market mutual funds; and (iv) the following domestic, Yankee-dollar and Euro-dollar obligations; certificates of deposit, time deposits, bankers acceptances, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Portfolio may invest more than 25% of its assets in instruments issued by domestic banks. The Portfolio may significantly invest in securities issued by financial services companies, including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers.

The Portfolio may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Portfolio may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate.

In choosing investments for the Portfolio, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are:

•                  First, a formal list of high-quality issuers is actively maintained;

•                  Second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (i.e., they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund’s Board of Trustees), are selected for investment;

•                  Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

•                  Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

The Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

PRINCIPAL RISKS

Credit and Interest Rate.  Money market funds, like the Portfolio, are subject to less credit and interest rate risk than other income funds because they invest in short-term debt securities of the highest quality.  Nevertheless, the value of the Portfolio’s investments may fall when interest rates rise and the Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

Foreign Securities.  There are certain risks in owning foreign securities including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities.  Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.  With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of portfolios or other assets of the Portfolio, including the withholding of dividends.

The Portfolio may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Portfolio assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Portfolio.

The risks in investing in foreign securities may be greater for countries with an emerging securities market.

Mortgage-Related Securities.  Although mortgage loans underlying a mortgage- backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity.  Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed- income securities.  The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase.  Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities.  In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Portfolio.  Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations and thus are subject to risk of default.

Other Investment Companies.  The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.  These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others.  ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQ™ (“QQQQ”), Dow Jones Industrial Average Tracking Stocks

(“Diamonds”) and iShares exchange-traded funds (“iShares”).  The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Repurchase Agreements.  Repurchase agreements involve the purchase by the Portfolio of a security that the seller has agreed to repurchase at an agreed-upon date and price.  If the seller defaults and the collateral value declines, the Portfolio might incur a loss.  If the seller declares bankruptcy, the Portfolio may not be able to sell the collateral at the desired time.

Sector Focus.  The Portfolio concentrates its assets in securities related to the financial services sectors, which means that the Portfolio may significantly invest in securities issued by financial services companies, including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers. As a result, the Portfolio may be subject to greater risks and market fluctuations than funds which have securities representing a broader range of investment alternatives.

Prepayment.  The Portfolio may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled.  If interest rates are falling, the Portfolio will be forced to reinvest this money at lower yields.

U.S. Government Securities.  Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury.  No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

ING LIQUID ASSETS PORTFOLIO

INVESTMENT OBJECTIVE

High level of current income consistent with the preservation of capital and liquidity.  The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will operate as a diversified portfolio and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt securities that are determined by the Sub-Adviser to present minimal credit risks.

The Portfolio may maintain a rating from one or more rating agencies that provide ratings on money market funds.  There can be no assurance that the Portfolio will maintain any particular rating or maintain it with a particular rating agency.  To maintain a rating, the Sub-Adviser may manage the Portfolio more conservatively than if it was not rated.

Portfolio investments of the Portfolio are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”).  Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Portfolio may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities.  The dollar-weighted average portfolio maturity of the Portfolio will not exceed 90 days.

The Portfolio will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to: (i) U.S. government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests and medium-term notes; (iii) other money market mutual funds; and (iv) the following domestic, Yankee-dollar and Euro-dollar obligations: certificates of deposit, time deposits, bankers acceptances, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies.  The Portfolio may invest more than 25% of its total assets in instruments issued by domestic banks.  The Portfolio may significantly invest in securities issued by financial services companies, including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers.

The Portfolio may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis.  The Portfolio may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate.

In choosing investments for the Portfolio, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements.  The four steps are:

•                  first, a formal list of high-quality issuers is actively maintained;

•                  second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (i.e., they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Portfolio’s Board of Trustees), are selected for investment;

•                  third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

•                  finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

The Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

PRINCIPAL RISKS

Credit Risk.  The Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt.  This is especially true during periods of economic uncertainty or economic downturns.  High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Foreign Investment Risk. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity: a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments.  Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security.  These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Inability to Sell Securities Risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies.  These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market.  The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Interest Rate Risk. The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates.  When interest rates are rising, the prices of debt securities tend to fall.  When interest rates are falling, the prices of debt securities tend to rise.  Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments.  Further, economic and market conditions may cause issuers to default or go bankrupt.

Mortgage-Related Securities Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, the Portfolio that holds mortgage-related securities may exhibit additional volatility.  This is known as extension risk.  In addition, mortgage-related securities are subject to prepayment risk.  When interest rates decline, borrowers may pay off their mortgages sooner than expected.  This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Other Investment Companies Risk. The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.  These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others.  ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s

Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”).  The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease.  The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.  Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.  Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally.  Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Sector Risk.  A sector is a group of selected industries, such as technology.  The Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology.  To the extent the Portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a portfolio that has securities representing a broader range of investments.

U.S. Government Securities and Obligations Risk.  Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury.  These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates.  Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

APPENDIX B

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of the Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of  May 16, 2008:

ING VP FINANCIAL SERVICES PORTFOLIO

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio

ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	95.5% Class I; Beneficial	5.8%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	97.8% Class S; Beneficial	91.9%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

B-1

APPENDIX C

ING VP FINANCIAL SERVICES PORTFOLIO

FORM OF PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES

This Plan of Liquidation and Dissolution of Series (the “Plan”) is made by ING Variable Products Trust (the “Trust”), a Massachusetts business trust, with respect to ING VP Financial Services Portfolio (the “Series”), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Trust.  The Series is a series of an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  This Plan is intended to accomplish the complete liquidation and dissolution of the Series in conformity with all provisions of Massachusetts law, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Declaration of Trust dated the 17th day of December, 1993, as amended (the “Declaration of Trust”).

WHEREAS, the Trust’s Board of Trustees (the “Trustees”) have determined, on behalf of the Series, that it is in the best interests of the Series and its shareholders to liquidate and dissolve the Series; and

WHEREAS, at a meeting of the Trustees on January 31, 2008, this Plan as the method of liquidating and dissolving the Series in accordance with applicable provisions of Massachusetts law and the Trust’s Declaration of Trust, including but not limited to, Section 8.2 of the Declaration of Trust was considered and adopted.

NOW, THEREFORE, the liquidation and dissolution of the Series shall be carried out in the manner hereinafter set forth.

1.             Effective Date of Plan. This Plan shall become effective with respect to the Series on September 5, 2008 (the “Effective Date”).  This Plan shall not become effective if it has not been approved by a majority of the shares of the Series outstanding and entitled to vote.

2.             Liquidation.  As soon as practicable following the Effective Date, the Series shall be liquidated in accordance with Section 331 of the Code (the “Liquidation”).

3.             Cessation of Business.  Upon the Effective Date, the Series shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Series’ assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Series may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made.

4.             Restriction of Transfer and Redemption of Shares.  The proportionate interests of shareholders in the assets of the Series shall be fixed on the basis of their respective shareholdings at the close of business on September 5, 2008.  On such date, the books of the Series shall be closed.  Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders’ respective interests in the Series’ assets shall not be transferable or redeemable.

5.             Liquidation of Assets.  As soon as it is reasonable and practicable after the Effective Date, but in no event later than September 8, 2008 (the “Liquidation Date”), all portfolio securities of the Series not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6.             Liabilities.  Between the Effective Date and the Liquidation Date (the “Liquidation Period”), the Series shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Series.  If the Series is unable to pay, discharge or otherwise provide for any liabilities of the Series during the Liquidation Period, the Series may (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Series on the Series’ books as of the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Series on the Series’ books.

7.             Distribution to Shareholders.  On the Liquidation Date, the Series’ assets will be distributed ratably among the Series’ shareholders of record in one or more cash payments which shall immediately be allocated to ING Lehman Brothers U.S. Aggregate Bond Index Portfolio, ING VP Money Market Portfolio and ING Liquid Assets Portfolio, as applicable.  The first distribution of the Series’ assets is expected to consist of cash representing substantially all the assets of the Series, less the amount reserved to pay creditors of the Series.

If the Trustees are unable to make distributions to all of the Series’ shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Series shares are payable, the Trustees may create, in the name and on behalf of the Series, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Series in such trust for the benefit of the shareholders.

8.             Receipt of Cash or Other Distributions After the Liquidation Date.  Following the Liquidation Date, if the Series receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a.             The Trust will determine the shareholders of record of the Series as of the Effective Date of the Plan.

b.             The Trust will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Series (net of all expenses associated with effecting the disposition of such cash or distribution).

c.             The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash or distribution in accordance with paragraph 7 above.

d.             If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining series of the Trust based on the net assets of each series.

9.             Satisfaction of Federal Income and Excise Tax Distribution Requirements.  At or immediately prior to the Liquidation Date, the Series shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Series all of the Series’ investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10.           Powers of Trustees.  The Trust’s Trustees and, subject to the direction of the Trustees, its officers, shall have authority to do or authorize any or all acts as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11.           Amendment of Plan.  The Trustees shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Series, and the distribution of the Series’ net assets to its shareholders in accordance with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Code, and the Declaration of Trust, if the Trustees determine that such action would be advisable and in the best interests of the Series and its shareholders.

12.           Termination of Plan.  This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trustees at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Trustees in their sole discretion, make proceeding with this Plan inadvisable for the Series.

13.           Filings.  As soon as practicable after the final distribution of the Series’ assets to shareholders, the Trust shall file a notice of liquidation and dissolution of the Series and any other documents as are necessary to effect the liquidation and dissolution of the Series in accordance with the requirements of the Trust’s Declaration of Trust, Massachusetts law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Series is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Series’ final income tax returns, Forms 966, 1096 and 1099.

14.           Further Assurances.  The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

15.           Governing Law.  This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

ING VARIABLE PRODUCTS TRUST
on behalf of ING VP Financial Services Portfolio

By:
Name:
Title:

APPENDIX D

NUMBER OF SHARES OUTSTANDING AS OF

THE RECORD DATE

ING VP Financial Services Portfolio

Class	Number of Shares

S	8,058,800.355
I	517,651.989

Total	8,576,452.344

D-1

FUNDS

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the

Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON August 14, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING VP FINANCIAL SERVICES PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on August 14, 2008, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.

If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot. THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

If the Proposal is approved by shareholders of the Portfolio and you have not elected to move your contract/account value to a new investment option prior to the liquidation of the Portfolio, upon the liquidation of the Portfolio, your contract/account value will be reinvested in either ING Lehman Brothers U.S. Aggregate Bond Index Portfolio or one of two money market funds, namely ING VP Money Market Portfolio or ING Liquid Assets Portfolio.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                           To approve the Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of ING VP Financial Services Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

3 EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instructions Card, sign and date the Voting Instructions Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instructions Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON August 14, 2008

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.  If you fail to return this Voting Instructions Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instructions Card must be signed and dated below.

Signature (s) (if held jointly)	Date

 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name. Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instructions Card as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Voting Instructions Card. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

If the Proposal is approved by shareholders of the Portfolio and you have not elected to move your contract/account value to a new investment option prior to the liquidation of the Portfolio, upon the liquidation of the Portfolio, your contract/account value will be reinvested in either ING Lehman Brothers U.S. Aggregate Bond Index Portfolio or one of two money market funds, namely ING VP Money Market Portfolio or ING Liquid Assets Portfolio.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.        To approve the Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of ING VP Financial Services Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE